- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                               STOCK PURCHASE AGREEMENT

                                Dated August 15, 1996

                                     by and among

                             ACCUMED INTERNATIONAL, INC.,

                                 RADCO VENTURES, INC.

                                         and

                     THE SELLING STOCKHOLDERS REFERRED TO HEREIN

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

STOCK PURCHASE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . .  1

R E C I T A L S. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

    Section 1. Purchase and Sale of Shares.. . . . . . . . . . . . . . . .  1
    1.1  Sale of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  1
    1.2  Payment of the Purchase Price . . . . . . . . . . . . . . . . . .  2

    Section 2.  Closing. . . . . . . . . . . . . . . . . . . . . . . . . .  2
    2.1  Closing Date. . . . . . . . . . . . . . . . . . . . . . . . . . .  2
    2.2  Delivery. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

    Section 3.  Representations and Warranties of the
    Selling Stockholders . . . . . . . . . . . . . . . . . . . . . . . . .  2
    3.1  Title to Shares . . . . . . . . . . . . . . . . . . . . . . . . .  2
    3.2  Validity of Agreement; Authorization. . . . . . . . . . . . . . .  2
    3.3  No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
    3.4  Non-U.S. Person.. . . . . . . . . . . . . . . . . . . . . . . . .  3

    Section 4.  Representations and Warranties of the Purchaser. . . . . .  3
    4.1  Organization. . . . . . . . . . . . . . . . . . . . . . . . . . .  3
    4.2  Validity of Agreement . . . . . . . . . . . . . . . . . . . . . .  3
    4.3  No Conflict . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
    4.4  Merger with Purchaser; No Resale of Shares. . . . . . . . . . . .  4
    4.5  Legend Restrictions . . . . . . . . . . . . . . . . . . . . . . .  4

    Section 5.  Covenants of the Selling Stockholders. . . . . . . . . . .  4
    5.1  Implementation of Representations and Warranties. . . . . . . . .  4
    5.2  Communications. . . . . . . . . . . . . . . . . . . . . . . . . .  4
    5.3  Other Negotiations. . . . . . . . . . . . . . . . . . . . . . . .  4

    Section 6. Covenants of the Purchaser. . . . . . . . . . . . . . . . .  4
    6.1  Implementation of Representation and Warranties.. . . . . . . . .  4
    6.2  Assumption of Promissory Notes. . . . . . . . . . . . . . . . . .  5

    Section 7.  Conditions to Obligations of the Selling Stockholders. . .  5
    7.1  Accuracy of Representations and Warranties. . . . . . . . . . . .  5
    7.2  Fulfillment of Covenants. . . . . . . . . . . . . . . . . . . . .  5
    7.3  Approval of Sale. . . . . . . . . . . . . . . . . . . . . . . . .  5
    7.4  No Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .  5
    7.5  Repayment of Promissory Notes . . . . . . . . . . . . . . . . . .  5

    Section 8.  Conditions to Obligations of the Purchaser . . . . . . . .  6
    8.1  Accuracy of Representations and Warranties. . . . . . . . . . . .  6
    8.2  Fulfillment of Covenants. . . . . . . . . . . . . . . . . . . . .  6
    8.3  Approval of Sale. . . . . . . . . . . . . . . . . . . . . . . . .  6
    8.4  Consents Obtained . . . . . . . . . . . . . . . . . . . . . . . .  6

    8.5  No Litigation . . . . . . . . . . . . . . . . . . . . . . . . . .  6
    8.6  Consummation of Stock Offering. . . . . . . . . . . . . . . . . .  6

    Section 9.  Termination; Survival of Representations,
    Warranties and Covenants . . . . . . . . . . . . . . . . . . . . . . .  7
    9.1  Termination . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
    9.2  Notice of Termination . . . . . . . . . . . . . . . . . . . . . .  7
    9.3  Effect of Termination . . . . . . . . . . . . . . . . . . . . . .  7
    9.4  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

    Section 10.  Payment of Expenses; Finder's Fee . . . . . . . . . . . .  8
    10.1  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
    10.2  Brokers; Finder's Fee. . . . . . . . . . . . . . . . . . . . . .  8

    Section 11.  General Provisions. . . . . . . . . . . . . . . . . . . .  8
    11.1  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
    11.2  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
    11.3  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .  9
    11.4  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
    11.5  Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
    11.6  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . 10
    11.7  Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . 10
    11.8  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . 10

                               STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (this "Agreement") dated August 15, 1996, by and among AccuMed International, Inc., a Delaware corporation (the "Purchaser"), RADCO Ventures, Inc., a Delaware corporation ("the Company"), American Equities Overseas, Inc., a Panama corporation ("American Equities"), and the holders of common stock of the Company named on SCHEDULE 1 hereto (individually a "Non-AEO Selling Stockholder" and collectively, the "Non-AEO Selling Stockholders" and together with American Equities, the "Selling Stockholders").

                                   R E C I T A L S:
                                   - - - - - - - -

         A. The Non-AEO Selling Stockholders are the holders of an aggregate of 400,000 shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company, which constitutes 80% of the issued and outstanding capital stock of the Company and American Equities is the holder of 50,000 shares of Common Stock, which constitutes 10% of the issued and outstanding capital stock of the Company (all such shares referred to in this Recital A are referred to collectively as the "Shares");

         B. The Purchaser desires to purchase from the Selling Stockholders and the Selling Stockholders desire to sell to the Purchaser, all of the Shares in consideration for payment of cash in amounts as described in Section 1;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound, the parties hereby agree as follows:

    Section 1. PURCHASE AND SALE OF SHARES.

         1.1 SALE OF SHARES. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in SECTION 2.1):

              (a) Each Non-AEO Selling Stockholder agrees to sell, and the Purchaser agrees to purchase, the respective number of Shares set forth opposite such Non-AEO Selling Stockholder's name on SCHEDULE 1 for consideration per share in an amount of cash equal to (x) $1,381,250 less (y) the principal and accrued interest on the Notes (as defined in SECTION 7.5) through the date on which a Stock Offering (as defined in SECTION 8.6) is consummated, divided by
(z) 400,000 (the number of shares) (the "Non-AEO Purchase Price").

              (b) American Equities agrees to sell, and the Purchaser agrees to purchase, 50,000 shares of Common Stock held by American Equities for consideration of an aggregate of $13,831 in cash (the "AEO Purchase Price" and together with the Non-AEO Purchase Price, the "Purchase Price").

         1.2 PAYMENT OF THE PURCHASE PRICE. The Purchase Price is payable on the Closing Date by checks made payable to the Selling Stockholders or, at the election of the Selling Stockholders, by wire transfer to the respective accounts designated by the Selling Stockholders, in the respective amounts determined in accordance with SECTION 1.1.

    Section 2.  CLOSING.

         2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of the Purchaser at 900 North Franklin Street, Suite 401, Chicago, Illinois at 10:00 a.m.(Central Time). The Closing shall be held on a date mutually agreed (the "Closing Date") by the Purchaser and American Equities Overseas, as representative of the Selling Stockholders (the "Representative"), which shall be on or prior to five business days following the date on which a Stock Offering (as defined in SECTION 8.6) is consummated, if a Stock Offering is consummated, or at such other time and place upon which the Purchaser and the Representative shall mutually agree.

         2.2 DELIVERY. At the Closing, each Selling Stockholder shall deliver to the Purchaser a stock certificate or certificates, duly endorsed with signatures guaranteed, representing the respective number of Shares of Common Stock set forth opposite its name on SCHEDULE 1, in the case of Non-AEO Selling Stockholders, and 50,000 Shares, in the case of American Equities.

    Section 3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS The Selling Stockholders represent and warrant, jointly and not severally, to the Purchaser that:

         3.1 TITLE TO SHARES. Each Non-AEO Selling Stockholder is the owner, beneficially and of record, of the respective number of Shares of Common Stock set forth opposite its name on SCHEDULE 1, and American Equities owns 50,000 Shares, in each case, free and clear of any liens, encumbrances, security agreements, options, claims, charges or restrictions of any nature whatsoever.

         3.2 VALIDITY OF AGREEMENT; AUTHORIZATION. Each of the Selling Stockholders has the full power and authority to execute and deliver this Agreement. This Agreement constitutes the valid and binding obligation of each of the Selling Stockholders enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally and by principles of equity. The execution and delivery of this Agreement by each of the Selling Stockholders and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate or other action, and such execution and delivery do not require the consent, approval or authorization of any person, public authority or other entity which consent will not have been obtained prior to the Closing.

          3.3 NO CONFLICT. The execution and delivery of this Agreement by each of the Selling Stockholders and the performance of their respective obligations hereunder: (i) are not in violation or breach of, and will not conflict with or constitute a default under, any of the terms of their respective charter documents, if applicable, or any material note, debt instrument, security agreement, lease, deed of trust or mortgage, or other contract, agreement or commitment binding upon the Selling Stockholders or any of their respective assets or properties; and (ii) will not result in the creation or imposition of any material lien, encumbrance, equity or restriction in favor of any third party upon any of the Shares set forth opposite its name on SCHEDULE 1, in the case of Non-AEO Selling Stockholders, and 50,000 Shares, in the case of American Equities. There are no consents, waivers or approvals of third parties required to be obtained by the Selling Stockholders, respectively, in connection with the execution and delivery of this Agreement by the Selling Stockholders, respectively, and the performance of their respective obligations hereunder.

         3.4 NON-U.S. PERSON. Each Non-AEO Selling Stockholder was, at the time of purchase of its Shares from the Company, is, at the date hereof, and will be, on the Closing Date, located and maintaining its residence outside the United States.

    Section 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company and the Selling Stockholders that:

         4.1 ORGANIZATION. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         4.2 VALIDITY OF AGREEMENT. The Purchaser has full power and authority to execute and deliver this Agreement. This Agreement constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally and by principles of equity. The execution and delivery of this Agreement by the Purchaser, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and such execution and delivery do not require the consent, approval or authorization of any person, public authority or other entity.

         4.3 NO CONFLICT. The execution, delivery and performance by the Purchaser of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority or any provision of the Certificate of Incorporation or Bylaws of the Purchaser. No consent of any third party and no consent of any governmental authority is required to be obtained on the part of the Purchaser to permit the consummation of the transactions contemplated by this Agreement which consent will not have been received before the Closing Date.

         4.4 MERGER WITH PURCHASER; NO RESALE OF SHARES. The Purchaser is acquiring the Shares of Common Stock for its own account with the intent of merging the Company with and into the

Purchaser and is not acquiring the Shares with a view to or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         4.5 LEGEND RESTRICTIONS. Purchaser acknowledges that the certificates representing the Shares of Common Stock purchased hereunder shall be endorsed with a legend restricting transfer as necessary to conform to the requirements of the Securities Act and any applicable state securities laws.

    Section 5. COVENANTS OF THE SELLING STOCKHOLDERS. The Selling Stockholders hereby jointly and not severally covenant:

         5.1 IMPLEMENTATION OF REPRESENTATIONS AND WARRANTIES. The Selling Stockholders shall use all reasonable efforts to render accurate as of the Closing Date their respective representations and warranties contained in this Agreement, and shall refrain from taking any action which would render inaccurate as of the Closing Date any of such representations or warranties.

         5.2 COMMUNICATIONS. Between the date hereof and the Closing Date, the Selling Stockholders shall not furnish any communication to the public with respect to the transactions contemplated by this Agreement without the prior approval of the Purchaser as to the content thereof, which approval shall not unreasonably be withheld by the Purchaser.

         5.3 OTHER NEGOTIATIONS. Between the date hereof and the Closing Date or the termination of this Agreement, whichever shall first occur, the Selling Stockholders will not solicit an acquisition of the Shares or of the Company by another person, firm or corporation, whether by consolidation, merger or purchase or sale of business or assets or by the sale or exchange of stock.

    Section 6. COVENANTS OF THE PURCHASER. The Purchaser hereby covenants that:

         6.1  IMPLEMENTATION OF REPRESENTATION AND WARRANTIES.   The Purchaser
shall use all reasonable efforts to render accurate as of the Closing Date its representations and warranties contained in this Agreement, and shall refrain from taking any action which would render inaccurate as of the Closing Date any of such representations or warranties.

         6.2 ASSUMPTION OF PROMISSORY NOTES. If on or prior to December 31, 1996 (i) a Stock Offering (as defined in SECTION 8.6) shall not have been consummated, and (ii) the Closing has not occurred, otherwise than due to termination of this Agreement by the Purchaser pursuant to SECTION 9.1(a), (c) or (e), the Purchaser shall assume the obligations of the Company under the Promissory Notes (as defined in SECTION 7.5).

    Section 7. CONDITIONS TO OBLIGATIONS OF THE SELLING STOCKHOLDERS. The obligations of the Selling Stockholders under this Agreement are, at the option of the Selling Stockholders, subject to the satisfaction at or prior to the Closing of the following conditions:

         7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by the Purchaser in this Agreement shall be true in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, except for changes contemplated by this Agreement, and the Purchaser shall have delivered to the Representative a certificate to such effect dated the Closing Date and signed by its Chief Executive Officer.

         7.2 FULFILLMENT OF COVENANTS. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Purchaser at or before the Closing Date shall have been duly complied with and performed, and the Purchaser shall have delivered to the Representative a certificate to such effect dated the Closing Date and signed by its Chief Executive Officer.

         7.3 APPROVAL OF SALE. All authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement shall have been obtained.

         7.4 NO LITIGATION. There shall be no litigation pending which has been brought for the purpose of enjoining any transaction contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon the Company or the Selling Stockholders because of such transaction.

         7.5 REPAYMENT OF PROMISSORY NOTES. Simultaneous to the purchase of the Shares at the Closing, the Purchaser will cause the Company to repay in full the Non-negotiable Promissory Notes (the "Promissory Notes") in the aggregate outstanding principal amount of $1,187,500 and accrued and unpaid interest at a rate of 10% per annum through the date on which a Stock Offering (as defined in SECTION 8.6) is consummated, to the registered holders of the Promissory Notes in the respective principal amounts listed on SCHEDULE 2; the amount of interest accrued through the date on which a Stock Offering is consummated shall be inserted on SCHEDULE 2 promptly following such date and shall become a part thereof and hereof.

    Section 8. CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser under this Agreement are, at the option of the Purchaser, subject to the satisfaction at or prior to the Closing of the following conditions:

         8.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by the Selling Stockholders in this Agreement shall be true in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, and the Representative shall have delivered to the Purchaser a certificate to such effect dated the Closing Date and signed by its duly authorized representative.

         8.2 FULFILLMENT OF COVENANTS. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Selling Stockholders at or before the Closing Date shall have been duly complied with and performed, and the Representative shall have delivered to the Purchaser a certificate to such effect dated the Closing Date and signed by its duly authorized representative.

         8.3 APPROVAL OF SALE. All authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement shall have been obtained.

         8.4 CONSENTS OBTAINED. The Company and the Selling Stockholders shall have delivered to the Purchaser the written consent or approval of each person or organization whose consent or approval shall be required in order to permit them to consummate the transactions contemplated hereby or in order to avoid any breach or termination of any agreement to which they are a party.

         8.5 NO LITIGATION. There shall be no litigation pending which has been brought for the purpose of enjoining any transaction contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon the Purchaser because of such transaction.

         8.6 CONSUMMATION OF STOCK OFFERING. The Purchaser shall have consummated either (i) the underwritten public offering of its common stock (the "Underwritten Offering"), as contemplated in the Registration Statement on Form S-2 (Regis. No. 333-09011) as filed with the Securities and Exchange Commission, as may be amended, on or prior to October 30, 1996, or (ii) a private placement of its securities prior to December 31, 1996 (the earlier to occur of such private placement and the Underwritten Offering is referred to herein as a "Stock Offering").

    Section 9.  TERMINATION; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
COVENANTS

         9.1 TERMINATION. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date.

              (a) by the mutual written consent of the Purchaser and the Selling Stockholders;

              (b) by the Purchaser or the Selling Stockholders if the Closing shall not have occurred on or before December 31, 1996 (or such later date as may be mutually agreed to by the Purchaser and the Representative); PROVIDED THAT, the terminating party is not in breach of any of its obligations, agreements, covenants, representations or warranties pursuant to this Agreement;

              (c) by the Purchaser (i) in the event of any material breach by the Selling Stockholders of any of the Selling Stockholders's agreements, representations, or warranties contained herein and the failure of the Selling Stockholders to cure such breach within seven days after the date on which notice from the Purchaser requesting such breach to be cured is deemed delivered pursuant to SECTION 11.1, or (ii) if a Stock Offering is not consummated on or prior to December 31, 1996;

              (d) by the Selling Stockholders in the event of any material breach by the Purchaser of any of the Purchaser's agreements, representations, or warranties contained herein and the failure of Purchaser to cure such breach within seven days after the date on which notice from the Representative requesting such breach to be cured is deemed delivered pursuant to SECTION 11.1; or

              (e) by the Selling Stockholders or by the Purchaser if the consummation of such transactions would violate any nonappealable final order, decree or judgment of any court or governmental authority having competent jurisdiction.

         9.2 NOTICE OF TERMINATION. Any party desiring to terminate this Agreement pursuant to SECTION 9.1 hereof shall give written notice of such termination to the other parties to this Agreement.

         9.3 EFFECT OF TERMINATION. In the event that this Agreement shall be terminated pursuant to this SECTION 9, all further obligations of the parties under this Agreement shall be terminated without further liability of any party to the other, provided that nothing herein shall relieve any party from liability for its willful breach of this Agreement.

         9.4 SURVIVAL. The representations, warranties and covenants of the parties contained in this Agreement or in any certificate or instrument delivered pursuant hereto shall survive the Closing hereunder for a period of one year following the Closing Date.

    Section 10.  PAYMENT OF EXPENSES; FINDER'S FEE

         10.1 EXPENSES. The parties shall each pay their own expenses incurred incident to the preparation and carrying out of this Agreement and the transactions herein contemplated, whether or not such transactions are consummated.

         10.2 BROKERS; FINDER'S FEE. Except for American Equities Overseas, Inc., each of the parties represents that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement and, insofar as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any such transaction. Each party agrees to indemnify and hold the other parties harmless against any loss, liability, damage, cost or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. Simultaneous to the Closing, the Company shall pay to American Equities Overseas, Inc. a finder's fee of $15,000 in cash by check made payable to it in full satisfaction of the Company's obligations to it for services rendered in connection with the consummation of the transactions contemplated hereby.

    Section 11.  GENERAL PROVISIONS

         11.1 NOTICES. All notices given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery to the relevant address specified below. Except as otherwise provided in this Agreement, each such notice shall be deemed given: at the time delivered by hand, if personally delivered or mailed postage prepaid; when answered back, if telexed; when receipt is acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

    If to the Purchaser, to:

         AccuMed International, Inc.
         900 North Franklin Street, Suite 401
         Chicago, Illinois  60610

         Attention:  Peter P. Gombrich, Chief Executive Officer

         telecopy number:         312-642-6884
         confirmation number:     312-642-9200
         with a copy to:

         Graham & James LLP
         400 Capitol Mall, Suite 2400
         Sacramento, California 95814

         Attention:  Kevin A. Coyle, Esq.

         telecopy number:         916-441-6700
         confirmation number:     916-558-6700

    If to the Selling Stockholders, to:

         American Equities Overseas, Inc.
         16 Old Bond Street
         London, ENGLAND WIX 3DB

         Attention:  Michel de Beaumont

         telecopy number:  011-44-171-495-3040
         confirmation number: 011-44-171-495-7999

         with a copy to:

         Jack H. Halperin, Esq.
         711 Third Ave., Suite 1505
         New York, NY 10017

         telecopy number:    (212) 378-1299
         confirmation number:(212) 378-1200

or to such other address as such party may indicate by a notice delivered to the other party hereto.

         11.2 HEADINGS. The headings of the several sections of this Agreement are inserted for the convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

         11.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.


         11.4 ASSIGNMENT. None of the parties may assign or transfer any rights or obligations under this Agreement without the prior written consent of the other parties.

         11.5  WAIVER.  Any party hereto may, by written notice to the others:
(i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the others; (ii) waive any inaccuracies in the representations of the others contained in this Agreement or in any documents delivered pursuant to this Agreement; (iii) waive compliance with any of the covenants of the others contained in this Agreement; or (iv) waive or modify performance of any of the obligations of the others. No action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

         11.6 ENTIRE AGREEMENT. This Agreement, including the schedules and exhibits hereto, together with the other agreements contemplated herein, constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supersedes the Agreement dated July 18, 1996 between the Purchaser, the Company and the Representative and all other prior and contemporaneous agreements, representations, and understandings of the parties relating to the subject matter contained herein and therein. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the party sought to be bound.

         11.7 APPLICABLE LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois.

         11.8 SEVERABILITY. Should any provision of this Agreement be determined to be invalid, it shall be severed from this Agreement and the remaining provisions of the Agreement shall remain in full force and effect, unless the result thereof would be unreasonable in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

         The parties hereto have caused this Agreement to be duly executed as of the date first written above.

                             ACCUMED INTERNATIONAL, INC.



                             By: /s/ Peter P. Gombrich
                                 -------------------------------
                                 Peter P. Gombrich
                                 Chief Executive Officer

                             RADCO VENTURES, INC.


                             By: /s/ Kenneth D. Miller
                                 -------------------------------
                                 Kenneth D. Miller
                                 Acting President


                             AMERICAN EQUITIES OVERSEAS, INC., as
                             a representative of the Selling
                             Stockholders listed below


                             By:  /s/ Paul Botta
                                 -------------------------------

                             Name: Paul Botta
                                   -----------------------------

                             Its: Assistant Vice President
                                 -------------------------------


                             THE SELLING STOCKHOLDERS

                             AXEL INVESTMENT CORP.

                             By:  /s/ P.A. Waeder
                                 -------------------------------

                             Name: P.A. Waeder
                                   -----------------------------

                             Its:  President
                                 -------------------------------


                             CLARIDEN BANK

                             By:  /s/ E. Durand - Gasselin
                                 -------------------------------

                             Name:  E. Durand - Gasselin
                                   -----------------------------

                             Its: Portfolio Manager
                                 -------------------------------


                             NAGRASIM S.p.a.

                             By: /s/ Renato Kiikka
                                 -------------------------------

                             Name:  Renato Kiikka
                                   -----------------------------

                             Its:
                                 -------------------------------

                             PULVALCA

                             By: /s/ Pierre Berruyer
                                 -------------------------------

                             Name:Pierre Berruyer
                                   -----------------------------

                             Its:
                                 -------------------------------

                             REPUBLIC NEW YORK SECURITIES f/b/o
                             EMERGE CAPITAL

                             By: /s/ Susan A. Cox
                                 -------------------------------

                             Name: Susan A. Cox
                                   -----------------------------

                             Its: Director
                                 -------------------------------


                             REPUBLIC NEW YORK SECURITIES f/b/o
                             FRANCE FINANCE IV

                             By: /s/ Philipp Brange
                                 -------------------------------

                             Name: Philipp Brange
                                   -----------------------------

                             Its: President
                                 -------------------------------



                             REPUBLIC NEW YORK SECURITIES f/b/o
                             GREEN ACRES ENTERPRISES, INC.

                             By:  /s/ James T. King
                                 -------------------------------

                             Name:  James T. King
                                   -----------------------------

                             Its: Investment Manager
                                 -------------------------------


                             REPUBLIC NEW YORK SECURITIES f/b/o
                             J. WATLING

                             By: /s/ Paul Botta
                                 -------------------------------

                             Name: Paul Botta
                                   -----------------------------

                             Its: Assistant Vice President
                                 -------------------------------

                             REPUBLIC NEW YORK SECURITIES f/b/o
                             KLEBE INVESTMENT CORP.

                             By: /s/ Paul Botta
                                 -------------------------------

                             Name: Paul Botta
                                   -----------------------------

                             Its: Assistant Vice President
                                 -------------------------------


                             REPUBLIC NEW YORK SECURITIES f/b/o
                             MIZEBOURNE INVESTMENT CORP.

                             By: /s/ Paul Botta
                                 -------------------------------

                             Name: Paul Botta
                                   -----------------------------

                             Its: Assistant Vice President
                                 -------------------------------


                             NEWBURGER & BERMAN f/d/o
                             MONTAIGNE FUND

                             By: /s/ Michael Kraland
                                 ------------------------------

                             Name: Michael Kraland
                                   -----------------------------

                             Its: Fund Manager
                                 -------------------------------


                             REPUBLIC NEW YORK SECURITIES f/b/o
                             SAMISA INVESTMENT CORP.

                             By: /s/ Paul Botta
                                 -------------------------------

                             Name: Paul Botta
                                   -----------------------------

                             Its: Assistant Vice President
                                 -------------------------------


                             REPUBLIC NEW YORK SECURITIES f/b/o
                             VITALI MARITIME CORP.

                             By: /s/ Paul Botta
                                 -------------------------------

                             Name: Paul Botta
                                   -----------------------------

                             Its: Assistant Vice President
                                 -------------------------------

                             REPUBLIC NEW YORK SECURITIES f/b/o
                             AMERICAN EQUITIES OVERSEAS

                             By: /s/ Paul Botta
                                 -------------------------------

                             Name: Paul Botta
                                   -----------------------------

                             Its: Assistant Vice President
                                 -------------------------------

                        SCHEDULE 1 TO STOCK PURCHASE AGREEMENT
      Selling Stockholder                         No. of Shares of
    -----------------------                       ----------------
                                                 RADCO Common Stock
                                                 ------------------
Axel Investment Corp.                                48,000

Clariden Bank                                        16,000

Nagrasim S.p.a.                                      16,000

Pulvalca                                              6,400

Republic New York Securities f/b/o                   16,000
Emerge Capital

Republic New York Securities f/b/o                   32,000
Emerge Capital

Republic New York Securities f/b/o
France Finance IV                                    32,000

Republic New York Securities f/b/o
Green Acres Enterprises, Inc.                        32,000

Republic New York Securities f/b/o
J. Watling                                            8,000

Republic New York Securities f/b/o
J. Watling                                            1,600

Republic New York Securities f/b/o
Klebe Investment Corp.                                8,000

Republic New York Securities f/b/o
Klebe Investment Corp.                                1,600

Republic New York Securities f/b/o
Mizebourne Investment Corp.                           8,000

Republic New York Securities f/b/o                    4,800
Mizebourne Investment Corp.

Republic New York Securities f/b/o
Montaigne Fund                                       32,000

Republic New York Securities f/b/o
Samisa Investment Corp.                              24,000

Republic New York Securities f/b/o
Samisa Investment Corp.                              17,600

Republic New York Securities f/b/o
Vitali Maritime Corp.                                16,000

Republic New York Securities f/b/o
Vitali Maritime Corp.                                80,000
                                                 ------------------

Total                                               400,000
                                                 ------------------
                                                 ------------------

                        SCHEDULE 2 TO STOCK PURCHASE AGREEMENT

Selling Stockholder     Principal           Interest to be      Total principal
- -------------------     amount of RADCO     accrued through     and interest
                        Notes     ------    consummation of         --------
                        -----               Underwritten
                                            ------------
                                            Offering
                                            --------

Axel Investment Corp.     $142,500

Clariden Bank              $47,500

Nagrasim S.p.a.            $47,500

Pulvalca                   $19,000

Republic New York          $95,000
Securities f/b/o
Emerge Capital

Republic New York
Securities f/b/o           $47,500
Emerge Capital

Republic New York
Securities f/b/o           $95,000
France Finance IV

Republic New York
Securities f/b/o           $95,000
Green Acres
Enterprises, Inc.

Republic New York
Securities f/b/o J.        $23,750
Watling

Republic New York
Securities f/b/o J.         $4,750
Watling

Republic New York
Securities f/b/o           $23,750
Klebe Investment
Corp.

Republic New York
Securities f/b/o            $4,750
Klebe Investment
Corp.

Republic New York
Securities f/b/o           $23,750
Mizebourne
Investment Corp.

Republic New York
Securities f/b/o           $14,250
Mizebourne
Investment Corp.

Republic New York
Securities f/b/o           $95,000
Montaigne Fund

Republic New York
Securities f/b/o           $71,250
Samisa Investment
Corp.

Republic New York
Securities f/b/o           $52,250
Samisa Investment
Corp.

Republic New York
Securities f/b/o           $47,500
Vitali Maritime
Corp.

Republic New York
Securities f/b/o          $237,500
Vitali Maritime Corp.

Republic New york
Securities f/b/o                $0
American Equities
Overseas
                       -------------------

Total                   $1,187,500
                       -------------------
                       -------------------